SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported)  November 15, 2000
                                                   ----------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------

        TEXAS                    0 - 28070                  75-2632781
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(State of Incorporation)    (Commission File No.)            (IRS No)



    COMMERCE AND NECHES STREET           JACKSONVILLE, TEXAS       75766
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(Address of Principal Executive Offices)                         (Zip Code)



                               (903) 586-9861
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         (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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     (Former Name or Former Address, If Changed Since Last Report)





Item 5.   Other Events
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated November 15, 2000








                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date:    November 15, 2000         By: Jerry Chancellor
                                       ----------------------
                                       Jerry Chancellor
                                       President